UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

SCIENJOY HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38799	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3rd Floor, JIA No. 34, Shenggu Nanli
Chaoyang District, Beijing
People’s Republic of China		100029
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (86) 186-1093-2235

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	SJ	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 30, 2020, Scienjoy Holding Corporation (the “Company”) determined that, as of June 30, 2020 (the last business day of the Company’s most recently completed second fiscal quarter), the Company qualified as a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended, and Rule 3b-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Accordingly, effective immediately after the filing of this Form 8-K, the Company will begin reporting under the Exchange Act as a foreign private issuer, including the filing of annual reports on Form 20-F and current reports on Form 6-K. In addition, the Company will no longer be subject to certain reporting obligations that are only applicable to domestic registrants, which include, but not limited to, the federal proxy rules under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2020

SCIENJOY HOLDING CORPORATION

By:	/s/ Xiaowu He
Name: Xiaowu He
Title: Chief Executive Officer

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